HERE CONFIDENTIAL

EXHIBIT 10.16.42+

FIRST AMENDMENT TO TERRITORY LICENSE NO. 10 (Renewal Subscription Language)
This First Amendment (“First Amendment”) to the Territory License No. 10, effective March 1, 2016 (“TL 10”), to the Data License Agreement (“Agreement”), dated December 1, 2002, by and between Telenav, Inc. (“Client”) and Navigation Technologies Corporation, which was subsequently assigned to HERE North America, LLC (f/k/a NAVTEQ North America, LLC) (collectively, “HERE”), is made and entered into as of the date of latest signature below (“Amendment Effective Date”). The Agreement and TL 10 are hereby referred to herein as the “Agreement.” Capitalized terms not otherwise defined in the body of this First Amendment shall have the meanings set forth in the Agreement.
WHEREAS, the Parties desire to amend certain terms of the Agreement;
NOW THEREFORE, the Parties agree to amend certain provisions of the Agreement with this First Amendment as follows:

1.	Section V. of TL 10 is hereby amended to add the following language at the end of Section B:
“In the event that [******] notifies Client that the number of Copies reported during a prior reporting period to Client and to HERE were incorrect, and Client had used such numbers to compile an incorrect License Fee report, Client shall include, with Client’s subsequent License Fee report following such notification, a proper adjustment to the number of Copies reported for such prior period, which shall be incorporated as a debit or credit, as appropriate, to the then-current period’s License Fee report. For clarity, the aforementioned adjustment shall not include warranty or service returns not otherwise authorized.”

2.	Exhibit D, PRICING. Exhibit D (Pricing) of TL 10 is hereby amended to add the following subsection 1.A:
Renewal Subscription. Following the end of the [******] the License Fee for a one year renewal Subscription for [******], HERE Traffic (ML) and the HERE Location Platform Services shall be as provided in the table below, provided that such renewal Subscription is provided only to the original subscriber. The terms of any extension beyond the [******] shall be mutually agreed by the parties.

Renewal Subscription Fees
Territory	One Year Renewal Subscription Fee/Vehicle
North America	[******]
Europe	[******]
Australia / New Zealand :	[******]
Middle East	[******]
Israel	[******]
Africa	[******]
South Korea	[******]
Taiwan	[******]
Latin America	[******]
Southeast Asia	[******]
India	[******]
Turkey	[******]

Amendment 1 to TL 10 [Telenav, Inc.][[******]][07JUN2017_CR]    Page 1 of 3
[******] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.	Exhibit D, PRICING. Exhibit D (Pricing) of TL 10 is hereby amended to add the following subsection 2.A:

Renewal Subscription. Following the end of the [******], the License Fee for a one year renewal Subscription for [******], HERE Traffic (ML) and the HERE Location Platform Services shall be as provided in the table below, provided that such renewal Subscription is provided only to the original subscriber.  The terms of any extension beyond the [******] shall be mutually agreed by the parties.  Renewal Subscription Fees

Territory	One Year Renewal Subscription Fee/Vehicle
[******]	[******]
[******]	[******]

4.	Except as modified hereunder, all other terms and conditions of the Agreement shall stay in full force and effect.

Amendment 1 to TL 10 [Telenav, Inc.][[******]][07JUN2017_CR]     Page 2 of 3
[******] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, the parties have caused this First Amendment to be executed by their authorized representatives as of the Amendment Effective Date.

HERE NORTH AMERICA, LLC	TELENAV, INC.
By: /s/ Neil McTeigue	By: /s/ Michael Strambi
Name: Neil McTeigue	Name: Michael Strambi
Title: Senior Legal Counsel	Title: Chief Financial Officer
Date: October 2, 2017	Date: September 25, 2017

HERE NORTH AMERICA, LLC
By: /s/ Jeannie Lee Newman
Name: Jeannie Lee Newman
Title: Senior Legal Counsel
Date: October 2, 2017

Amendment 1 to TL 10 [Telenav, Inc.][[******]][07JUN2017_CR]     Page 3 of 3
[******] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.